UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2007
TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Patterson Street
Tecumseh, Michigan	49286

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (517) 423-8411
(not applicable)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 7, 2007, we entered into an amendment to our domestic first lien credit agreement. We entered into the amendment in anticipation of closing the previously announced sale of our Automotive & Specialty business operations, which also occurred on December 7 as referenced below. Among other things, the amendment permitted us to carry out the pre-closing restructuring arrangements necessary in order for the transaction to close.
     We did not pay the first lien lenders any fees in connection with the amendment.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On December 7, 2007, we completed our previously announced sale transaction with an affiliate of Sun Capital Partners, Inc. (“Sun”), selling Sun our Automotive & Specialty business operations for $10 million in cash. The operations sold included facilities in Eaton Rapids, Michigan; Nappanee, Indiana; Juarez, Mexico; and Cambridge, Ontario. This business has been classified as held for sale by Tecumseh since the end of the second quarter of 2007.
     We used the proceeds of the transaction to enhance our liquidity and provide for short-term working capital requirements.
Item 7.01 Regulation FD Disclosure.
     On December 7, 2007, we issued a press release announcing the sale described in Item 2.01. We are furnishing a copy as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed or furnished with this report:

Exhibit No.	Description

2	Contribution and Purchase Agreement among Tecumseh Products Company, Von Weise USA, Inc., Specialty Motors Operations, Inc., and Specialty Motors Holding Corp., dated as of November 1, 2007 (NOTE: Schedules, annexes, and exhibits are omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule, annex, or exhibit to the Securities and Exchange Commission upon request.)

99.1	Press release issued December 7, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: December 13, 2007	By	/s/ James S. Nicholson James S. Nicholson Vice President, Treasurer and Chief Financial Officer
NOTE: The information in Item 7.01 of this report and the related exhibit (Exhibit 99.1) is not to be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

EXHIBIT INDEX

Exhibit No.	Description

2	Contribution and Purchase Agreement among Tecumseh Products Company, Von Weise USA, Inc., Specialty Motors Operations, Inc., and Specialty Motors Holding Corp., dated as of November 1, 2007 (NOTE: Schedules, annexes, and exhibits are omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule, annex, or exhibit to the Securities and Exchange Commission upon request.)

99.1	Press release issued December 7, 2007